March 12, 2020

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Re: Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

Kannalife, Ind., a Delaware corporation (the "Company"), and _________ (the “Investor”) have entered into a Securities Purchase Agreement dated as of March 12, 2020 (the “Agreement”) providing for the issuance of the Convertible Promissory Note in the principal amount of $105,000.00 dated March 12, 2020 (the “Note”).

You are hereby irrevocably authorized and instructed to establish an initial reserve of 550,000 shares of common stock (“Common Stock”) of the Company for issuance upon conversion of the Note and exercise of the Warrants in accordance with the terms thereof (“Reserved Shares”). Provided there are sufficient authorized but unissued shares to do so the Investor and the Company may together, in writing, periodically request that the number of Reserved Shares be increased pursuant to the board resolution authorizing this letter and the transactions underlying it, which resolution the Company has provided to you with this letter. Each modification to the share reserve shall incur a $250 amendment fee. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Investor of a Notice of Conversion executed by the Investor in accordance with the terms of the Note, in each instance together with such other documents, including an opinion of counsel, satisfactory in your sole discretion to support the issuance. You shall have no duty or obligation to confirm the accuracy of the information set forth on any Notice of Conversion or Notice of Exercise, but the Investor and Company understand that you reserve the right to do so in your sole discretion. Once the Company repays the principal, plus interest, plus default interest (if any) of the Note at the maturity date, upon written (e-mail being acceptable) confirmation by the Investor or Investor’s counsel as well as the Company, you shall have no further obligation to maintain a reserve on behalf of the Investor or to issue any shares of common stock to the Investor under the terms of that Note.

You are hereby irrevocably instructed to issue the shares within three (3) business days upon receipt by you of a Notice of Conversion or Notice of Exercise and all other documents or information required to be provided in connection with the issuance request including, if the shares are to be issued by DWAC, appropriate broker instructions to do so. The Company and Investor understand that you can only deliver the shares electronically via the Depository Trust & Clearing Company’s Deposit Withdrawal At Custodian (“DWAC”) program if the Company is participating in the DTCC’s FAST/DWAC program, otherwise the shares will be issued in certificate form and will be sent via 1st class mail or courier. If the Company’s account is on hold or the Company refuses to be billed for any charges related to this letter or the transaction underlying it, you agree to allow the Investor to prepay any charges related to the issuance of shares covered by this letter. Such charges will be based on your then in force fee schedule and will include at a minimum, issuance fees, restriction removal fees, shipping fees and any other applicable fee then in force. In no event shall you be required to perform, do, take or not perform, do, or take any action without receiving payment in full for any such services. You are hereby irrevocably instructed that you shall, upon request of the Investor, provide the Investor with the number of shares of authorized capital and the number and class of any issued and outstanding capital shares of the Company.

The Company and the Investor intend that these instructions require the placement of a restrictive legend on all applicable share certificates unless the requirements listed below are met and the Investor provides you with a legal opinion, and other supporting documents satisfactory to you, in your sole discretion, stating the shares may be either be issued without a legend or that the legend may be removed from an already issued share certificate. So long as you have previously received such a legal opinion and other documentation from the Company (or Investor’s counsel) that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued combined with the converting shareholder’s existing holdings are less than 9.99% of the total issued and outstanding common stock of the Company, such shares should be transferred, at the option of the holder of the Note as specified in an instruction letter, a Notice of Conversion or, in the case of a warrant, by the holder of the Warrants as specified in a Notice of Exercise, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system if the Company is a FAST participant or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Investor counsel that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued are less than 9.99% of the total issued and outstanding common stock of the Company, you are hereby instructed to place the following legends on the certificates:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS AND SATISFACTORY TO THE TRANSFER AGENT, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if: (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction and the number of shares to be issued is less than 9.99% of the total issued common stock of the Company, (b) such holder provides the Company and you with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to you in your sole discretion), to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected and (c) such holder provides the Company and the you with reasonable assurances that such shares can be sold pursuant to Rule 144. Nothing herein shall be construed to require you, in your sole discretion, to take any action which would violate state or federal rules, regulations or law. If an instruction herein would require such a violation, such instructions, but not any other term herein, shall be void and unenforceable.

The Company shall indemnify and defend you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its and Transfer Agent’s attorney) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder including a claim by the Company, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company or the Investor in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Investor and Company expressly understand and agree that nothing in this Irrevocable Transfer Instruction Agreement shall require or be construed in any way to require the transfer agent, in its sole discretion as the Transfer Agent, to do, take or not do or take any action that would be contrary to any Federal or State law, rule, or regulation including but expressly not limited to both the Securities Act of 1933 and the Securities and Exchange Act of 1934 as amended and the rules and regulations promulgated there under by the Securities and Exchange Commission.

The Company agrees that in the event you resign as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. Furthermore, if the company decides to terminate you as Transfer Agent, the Company will provide a minimum of 30 days’ notice of termination to you and the Company further agrees to immediately notify Investor that it has provided such notice to you. The Company and the Investor agree that any action which names you as a party shall be brought in a court of general jurisdiction in Collin County Texas, and no other court.

The Investor is intended to be a party to these instructions and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

[Remainder of page intentionally left blank; signature page follows]

1

Very truly yours,

KANNALIFE, INC.

Signature:

_____________________________

By: Dean Petkanas
Title: Chief Executive Officer

Acknowledged and Agreed:

SECURITIES TRANSFER CORPORATION

Signature:

By:

Title:

INVESTOR

Signature:

By:

Title:

2